UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2014

QUEST RESOURCE HOLDING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	333-152959	51-0665952
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6175 Main Street, Suite 420 Frisco, Texas	75034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 464-0004

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Reference is made to Item 3.02 of this Current Report on Form 8-K regarding the Registration Rights Agreement. The disclosure contained in Item 3.02 and the information contained in Exhibit 4.1 attached hereto are hereby incorporated by reference in their entirety into this Item 1.01.

Item 3.02.	Unregistered Sales of Equity Securities.

On April 18, 2014, we issued an aggregate of 1,192,500 units, or the Units, for an aggregate purchase price of $2,385,000, with each Unit consisting of one share of our common stock and a warrant to purchase one share of our common stock for $2.00 per share. Each warrant may be exercised by the holder thereof, in such holder’s sole discretion, in whole or in part, any time prior to April 1, 2017. We issued the Units in reliance upon Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder, as a transaction by an issuer not involving a public offering. Each purchaser of the Units made representations to us that (i) the Units were being acquired by such purchaser for such purchaser’s own account and not with a view to public distribution or resale of the Units, (ii) such purchaser had sufficient knowledge and experience in business and financial matters so as to be capable of evaluating the merits and risks of an investment in the Units, and (iii) such purchaser had the opportunity to ask questions and was supplied with, or had access to, information, including our public filings and any other information with respect to the offering and our business, affairs, operations, condition, and assets, to enable such purchaser to understand more fully the nature of such purchaser’s investment and to verify the accuracy of the information supplied.

In connection with the issuance of the Units, we entered into a Registration Rights Agreement, dated as of April 18, 2014, or the Registration Rights Agreement, with the purchasers of the Units, pursuant to which such purchasers have certain registration rights, subject to certain limitations, (i) if we elect, at our sole option, to file a registration statement on Form S-3 to cover some or all of the Registrable Securities for resale (as defined in the Registration Rights Agreement) in an offering to be made on a continuous basis pursuant to Rule 415, or (ii) we file on our behalf or on behalf of any of our securityholders a registration statement on Form S-1, S-2, or S-3 (or any other appropriate form that may be used for the registration of Registrable Securities) with respect to any of our capital stock or other securities.

The foregoing is a summary only and does not purport to be a complete description of all of the terms contained in the Registration Rights Agreement, and is subject to and qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibits

4.1	Registration Rights Agreement, dated as of April 18, 2014, by and between Quest Resource Holding Corporation and the Purchasers named therein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2014	QUEST RESOURCE HOLIDNG CORPORATION

	By:	/s/ Brian S. Dick
Brian S. Dick
President and Chief Executive Officer

EXHIBIT INDEX

4.1	Registration Rights Agreement, dated as of April 18, 2014, by and between Quest Resource Holding Corporation and the Purchasers named therein